UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2022

SportsTek Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40062	85-4265519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 S. Utica Place, Suite 450
Tulsa, Oklahoma 74114
 (Address of principal executive offices) (Zip Code)

(918) 957-1086
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	SPTKU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	SPTK	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPTKW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

SportsTek Acquisition Corp. (the “Company”) previously presented a portion of its Class A common stock subject to redemption (the “Class A Public Shares”) as permanent equity because the Company’s certificate of incorporation does not permit redemptions of Class A Public Shares that would cause the Company’s net tangible assets to be less than $5,000,001. After discussion and evaluation, the Company has concluded that all Class A Public Shares should be classified as temporary equity because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control.

On February 28, 2022, the Board of Directors of the Company concluded, after discussion with the Company’s management, that the previously issued (i) Company’s audited balance sheet as of February 19, 2021, and (ii) Company’s unaudited interim financial statements for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 included in its Quarterly Reports on Form 10-Q filed on May 28, 2021, August 13, 2021 and November 12, 2021, respectively, should no longer be relied upon due to changes required to classification of temporary equity and permanent equity described above.

The Company plans to restate its unaudited financial statements for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 in an Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which will be filed as soon as is practicable.  The Company plans to restate its audited balance sheet as of February 19, 2021 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which will be filed on or before March 31, 2022.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

The Company’s management and the Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSTEK ACQUISITION CORP.

Date: March 1, 2022	By:	/s/ Timothy W. Clark
Timothy W. Clark
Chief Financial Officer and Chief Operating Officer